Debt	12 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Debt
8. Debt
Paycheck Protection Program
On April 29, 2020, the Company entered into an original loan agreement with Fortis Private Bank as the lender (“Lender”) for a loan in an aggregate principal amount of $255,000 (the “Loan”) pursuant to the Paycheck
Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security (CARES) Act and implemented by the U.S. Small Business Administration. In June 2020, the Paycheck Protection Program Flexibility Act was enacted which, among other things, extended the deferral period for loan payments to either (1) the date that SBA remits the borrower’s loan forgiveness amount to the lender or (2) if the borrower does not apply for loan forgiveness, ten months after the end of the borrower’s loan forgiveness covered period. The Loan matures in two years and bears interest at a rate of 1% per year, with all payments deferred through August 15, 2021. Principal and interest are payable monthly commencing on August 15, 2021 and may be prepaid by the Company at any time prior to maturity without penalty. The Company may apply for forgiveness of amounts due under the Loan, with the amount of potential loan forgiveness to be calculated in accordance with the requirements of the PPP based on payroll costs, any mortgage interest payments, any covered rent payments and any covered utilities payments during the
8-24
week period after the origination date of the Loan.
On April 28, 2021, the Company received notification that the full amount of the PPP Loan and accrued interest was forgiven. The forgiveness of the PPP Loan was recorded within gain on loan extinguishment in the consolidated statements of operations and comprehensive loss.